As filed with the Securities and Exchange Commission on April 30, 2001

                                                       Registration No. 33-40819
                                                                        811-8507

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 04                            File No. 33-40819 [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 04                                           File No. 811-8507 [X]

                                ICM SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                        21 Custom House Street, Suite 240
                           Boston Massachusetts 02110
                    (Address of Principal Executive Offices)

                                  800-472-6114
                         (Registrant's Telephone Number)

                             Warren J. Isabelle, CFA
                        Ironwood Capital Management, LLC
                        21 Custom House Street, Suite 240
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                                   COPIES TO:

Joseph R. Fleming                               Michael Miola
DECHERT                                         American Data Services, Inc.
Ten Post Office Square - South                  105 Motor Parkway, #109
Boston, Massachusetts 02109                     Hauppauge, NY  11788

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

THIS POST-EFFECTIVE AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT OF ICM SERIES TRUST (THE "REGISTRANT") IS FILED FOR THE PURPOSES OF UPDATING CERTAIN FINANCIAL INFORMATION FOR ICM/ISABELLE SMALL CAP VALUE FUND, A SEPARATE SERIES OF THE REGISTRANT (A "FUND"), AND MAKING OTHER NON-MATERIAL CHANGES TO THE FUND'S DISCLOSURE DOCUMENTS.

[COVER PAGE]
Logo
ICM FUNDS


Prospectus


MAY 1, 2001




ICM SERIES TRUST

ICM/ISABELLE SMALL CAP VALUE FUND

Institutional Shares

Investment Shares


The fund invests in the common stock of small companies that are believed to have the potential for substantial appreciation over time.

The fund is designed for long-term investors who are able to tolerate the volatility that exists with investing in small company stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


Information About the Fund                                                     1
         Investment Objective and Philosophy                                   1
         Principal Investment Strategies                                       1
         Principal Risks                                                       3
         Past Performance                                                      4
         Fees and Expenses                                                     5
         Understanding Expenses                                                5

The Fund's Management                                                          7
         Portfolio Management                                                  7
         Portfolio Turnover                                                    7

Information About Your Account                                                 8
         Purchasing Shares                                                     8
         Opening An Account                                                    8
         Share Classes                                                         8
         Distribution Arrangements                                             8
         Determining Share Price                                               9
         Selling Shares                                                       10

Distributions and Taxes                                                       12
         Tax Considerations                                                   12
         Tax Consequences                                                     12

Financial Highlights                                                          14


WHY YOU SHOULD READ THIS PROSPECTUS

Reading the prospectus will help you to decide whether the ICM/Isabelle Small Cap Value Fund is the right investment for you. It allows you to compare the fund's objective, principal investment strategies, principal risks and performance with other mutual funds. Please keep it for future reference.

INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE AND PHILOSOPHY

The fund seeks capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies.

PRINCIPAL INVESTMENT STRATEGIES

Ironwood Capital Management, LLC (ICM), the fund's investment adviser, seeks to combine the risk-averse nature of value investing with the superior long-term capital appreciation potential of small company stocks. The fund invests at least 80% of its assets in companies that have market capitalizations of less than $1 billion at the time of purchase. Market capitalization is the stock price multiplied by the total number of shares outstanding.

It is ICM's intention to be fully invested in small cap securities at all times. To maintain the fund's investment objective it will close to new investors when assets reach $500 million.

Using a bottom-up approach with fundamental analysis, ICM analyzes a company's recent valuation, price/earnings ratio and tangible assets, such as cash, real estate and equipment, to determine whether it presents the best value in terms of current price, cash flow, and current and forecasted earnings.

[CALLOUT]
BOTTOM-UP APPROACH TO INVESTING refers to the analysis of individual company information before considering the impact of industry and economic trends.

[CALLOUT]
FUNDAMENTAL ANALYSIS is the analysis of company financial statements to forecast future price movements using past records of assets, earnings, sales, products, management and markets.

ICM believes that this approach helps to identify companies whose market value is substantially below true economic value. These companies are often neglected, overlooked or out-of-favor in the market. As a result, their current stock prices may not reflect the companies' long-term economic value. Frequently, these companies exhibit one or more of the following traits:

--   a company in transition, or in the process of being turned-around

-- emerging, the company has a new product or innovation to offer the marketplace

-- positioned to benefit from internal changes, such as a shift in management, or external catalysts, such as a cyclical turn around of a depressed business or industry.

In selecting these securities, an in-depth research and analysis of each company is conducted. ICM looks at:


--   potential cash flow

--   quality and commitment of management

--   overall financial strength

--   existing assets.

ICM often conducts in-person visits or discussions with management as well.

[CALLOUT]
VALUE INVESTING is an approach to investing that seeks to identify, through in-depth research and analysis, companies that are undervalued in the market place -- companies whose market value is less than their economic value. Such companies are often out of favor or not closely followed by investors, but offer the potential for substantial appreciation over time.

Although it is unlikely, the fund may also invest its assets in other securities or engage in different investment practices. These securities and practices are not part of the fund's principal investment strategies, but may be used from time to time to supplement or enhance the fund's principal investment strategies in an effort to achieve the fund's investment objectives. They include convertible and debt securities, foreign securities, rights and warrants, illiquid and restricted securities, below investment-grade debt securities, commonly referred to as "junk-bonds," repurchase agreements, when issued and delayed delivery securities, hedging transactions, short sales against the box, lending portfolio securities and borrowing money. Investments in these securities and engaging in any of these investment practices offer certain opportunities and carry various risks. Please refer to the statement of additional information for more information on these securities and investment practices.

ICM may sell a security when it achieves the clearly defined target price. A security may also be sold if any of the following occur:

--   a disruptive change in management

--   the company is unable to operate under its financial burdens

--   the cycle fails to materialize

--   a company's product or technology cannot be commercialized

--   the investment time horizon of 2-to-3 years is exceeded.

PRINCIPAL RISKS

There are two basic risks prevalent in all mutual funds investing in common stock: "management" and "market" risks.


-- Management risk means that your investment in the fund varies with the success and failure of ICM's value-oriented investment strategies and ICM's research, analysis and determination of portfolio securities. If ICM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

-- Market risk means that the price of common stock may move down in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the individual company. Additionally, because the fund invests in common stocks, its share price will change daily in response to stock market movements.

SMALL CAP STOCKS

Because the fund invests in small companies the fund's share price may be more volatile than the share price of funds investing in larger companies. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. If small companies fall out-of-favor with the market and investors, the price of your shares may fall, causing the value of your investment in the fund to fall.

VALUE INVESTING

Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

DEFENSIVE INVESTING

For temporary defensive purposes, the fund may hold cash or invest its net assets in short-term securities including U.S. Treasury securities, high quality commercial paper and repurchase agreements. Although the fund may do this to reduce losses, these measures may adversely affect the fund's efforts to achieve its objective.

THE FUND CANNOT ELIMINATE RISK OR ASSURE ACHIEVEMENT OF ITS OBJECTIVE. IF THE RISKS ABOVE ARE REALIZED YOU MAY LOSE MONEY ON YOUR INVESTMENT IN THE FUND.

PAST PERFORMANCE

Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. As with all mutual funds, past performance does not guarantee future results.


During the periods shown in the above chart, the highest return for a quarter was 25.41% (quarter ended 6/30/99) and the lowest return for a quarter was -7.64% (quarter ended 12/31/00).

                     YEAR-BY-YEAR RETURNS (INVESTMENT CLASS)

                         60%
                         40%        49.49%
                         20%
                          0%                      7.73%
                                      1999        2000

During the periods shown in the above chart, the highest return for a quarter was 25.41% (quarter ended 6/30/99) and the lowest Return for a quarter was -7.64% (quarter ended 12/31/00).

AVERAGE ANNUAL TOTAL RETURN


The fund's average annual return is compared with the Russell 2000 Index, an unmanaged index consisting of broad-based common stocks. The Russell 2000 Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. While the fund does not seek to match the returns of the Russell 2000 Index, this index is a good indicator of market performance for small company stocks. You may not invest in the Russell 2000 Index, and unlike the fund, it does not incur fees or charges.



The following table provides some indication of the risks of investing in the fund by showing the fund's performance from inception through the end of fiscal year 2000, and by showing how the fund's annual return compares with that of a broad measure of market performance. Returns are based on past performance and are not an indication of future results.


                                  Life of Fund        Calendar & Fiscal Year
                                                        Ended 12/31/00

           Investment Shares*        3.87%                7.73%

           Institutional Shares**    4.12%                7.90%

           Russell 2000 Index        2.52%***            -2.93

---------------------------
*    Investment shares commenced operations on March 9, 1998.
**   Institutional shares commenced operations on March 29, 1998.
***  From March 9, 1998

FEES AND EXPENSES

SHAREHOLDER FEES
(fees paid directly from your investment)
The fund is a 100% no-load fund, so you pay no sales charges (loads) to purchase, redeem or exchange shares.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from fund assets)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

This table describes the fees and expenses that you pay if you buy and hold fund shares.


                                          INVESTMENT SHARES       INSTITUTIONAL
                                                                      SHARES


Management fee                                  1.00%                 1.00%

Distribution (12b-1) fees                       0.25%                 None

Other expenses                                  0.57%                 0.57%


Total Annual Fund Operating Expenses            1.82%                 1.57%
Fee Waiver and/or Expense Reimbursement*        0.01%                 0.01%
Net Operating Expenses                          1.81%                 1.56%




* Fifth Third Bank, as the fund's custodian, pursuant to a written contract, has agreed to compensate the fund and decrease custody fees for interest on any cash balances left uninvested. For the year ended December 31, 2000, the fund's custodian expenses were reduced by $6,943.

Under a written Investment Advisory Agreement ("Agreement") between the investment adviser and the fund, the investment adviser is obligated for as long as the Agreement remains in effect, to limit total fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for Investment Shares and 1.70% of the average daily net assets annually for Institutional Shares, and to waive such fees and expenses to the extent they exceed these amounts.
[CALLOUT]



UNDERSTANDING EXPENSES

Operating expenses are paid directly by the fund. As a result, you pay for them indirectly, as they reduce the fund's return. The higher the fund's expenses are, the lower its return. Fund expenses include management fees, 12b-1 fees (with respect to the Investment Shares), and administrative costs such as shareholder recordkeeping and reports, accounting services and custody fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions that other funds use in their prospectuses:

--   $10,000 initial investment

--   5% total return on your investment each year

--   fund operating expenses remain the same

--   redemption at the end of each time period

--   reinvestment of all dividends and distributions.


You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:



Example Costs
                               1 YEAR        3 YEARS       5 YEARS     10 YEARS


Investment Shares              $185            $573          $985      $2,137
Institutional Shares           $160            $496          $855      $1,867

THE FUND'S MANAGEMENT

Ironwood Capital Management, LLC, the fund's manager ("ICM"), is located at 21 Custom House Street, Suite 240, Boston, MA 02110 and was formed in August 1997.

ICM supervises the fund's investment activities and determines which securities are purchased or sold by the fund. ICM is responsible for all expenses in managing the fund. ICM receives an annual fee of 1.00% of the fund's average daily net assets. This fee is computed daily and paid monthly.

The fund and ICM have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, directors and advisory personnel's fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Persons subject to the code of ethics, including ICM investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.


[CALLOUT]
PORTFOLIO MANAGEMENT
Mr. Isabelle, President of ICM, is the fund's portfolio manager. Until January 1997, Mr. Isabelle was Senior Vice President and head of Domestic Equity Management for Pioneer Mutual Funds, and the portfolio manager of Pioneer Capital Growth Fund (from July 1990 through January 1997) and Pioneer Small Company Fund (from November 1995 through January 1997). From February 1997 through May 1997, Mr. Isabelle was Senior Vice President and Chief Investment Officer of Equities at Keystone Investment Management Company.

PORTFOLIO TURNOVER

Although the fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. The annual portfolio turnover rate is not expected to exceed 50%. A turnover rate of 50% means that one half of the securities owned by the fund were replaced during the year. Significant portfolio turnover could increase expenses the fund incurs for securities trading, as well as increase the likelihood that the fund will have more short-term capital gain from investment income, which is not taxed at a preferred rate. Increased expenses and taxes could adversely affect the fund's overall performance, as they reduce the fund's return. See "Fees and Expenses."

INFORMATION ABOUT YOUR ACCOUNT

This fund is a 100% no-load fund, which means that you may purchase, redeem or exchange shares directly at their net asset value without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy, sell or exchange shares through a securities dealer, bank or financial institution.

PURCHASING SHARES

OPENING AN ACCOUNT

You may purchase fund shares by check or wire. All checks must be made payable in U.S. dollars and drawn on US banks. Third party checks will not be accepted. The fund reserves the right to wait until it receives acknowledgment to its satisfaction that a check has cleared and payment has been posted before issuing fund shares. A $20 charge will be imposed on any returned checks.



SHARE CLASSES

The fund offers two classes of shares: Investment Shares and Institutional Shares. Institutional Shares are offered to investors that meet the $500,000 minimum investment.

SHARE                   TO OPEN            MINIMUM           MINIMUM
CLASS                   AN ACCOUNT         ADDITION          BALANCE

Investment Shares       $  1,000           $   100          $  1,000
IRAs                    $  1,000           $   100          $  1,000
AIP                     $  1,000           $   100          $  1,200

Institutional Shares    $500,000           $50,000          $250,000


The fund may waive account minimums if it is economically feasible and in the best interests of the fund's shareholders. The fund has the right to reject any purchase order, or limit or suspend the offering of its shares.

DISTRIBUTION ARRANGEMENTS

The fund has adopted a plan under rule 12b-1 allowing it to compensate the fund's distributor for the sale and distribution of its Investment Shares. The distributor receives up to 0.25% of the average daily net assets of Investment Shares. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges.

                OPENING AN ACCOUNT            ADDING TO AN ACCOUNT

BY MAIL:      COMPLETE THE APPLICATION.        MAKE CHECK PAYABLE TO
                                               "ICM SERIES TRUST."  BE SURE TO
                                               INCLUDE YOUR ACCOUNT NUMBER ON
                                               THE CHECK.

              MAKE YOUR CHECK PAYABLE          FILL OUT INVESTMENT SLIP AND
              TO "ICM SERIES TRUST."           INDICATE THE CLASS OF SHARES YOU
                                               WISH TO PURCHASE.

              MAIL APPLICATION AND CHECK TO:   MAIL CHECK WITH INVESTMENT SLIP
              ICM SERIES TRUST                 TO THE ADDRESS ON THE LEFT.
              c/o AMERICAN DATA SERVICES, INC.
              P.O. BOX 5536
              HAUPPAUGE, NY  11788-0132

BY WIRE:      MAIL YOUR APPLICATION TO THE     WIRE FUNDS TO:
              ABOVE ADDRESS, THEN              FIFTH THIRD BANK
              CALL 1-800-472-6114 TO OBTAIN    ABA:  042000314
              AN ACCOUNT NUMBER. INCLUDE YOUR ICM/ISABELLE SMALL CAP VALUE FUND TAXPAYER IDENTIFICATION NUMBER. DDA: 72980503
              WIRE FUNDS USING THE             YOUR NAME AND ACCOUNT NUMBER
              INSTRUCTIONS AT THE RIGHT.


BY AUTOMATIC  MAIL YOUR APPLICATION WITH AN    SHARES ARE PURCHASED ONCE AND/OR
INVESTMENT    AUTHORIZED FORM TO THE ADDRESS   TWICE A MONTH, ON THE 1ST, 15TH,
PLAN (AIP)    ABOVE, ALONG WITH A CHECK FOR    OR BOTH DAYS.
              YOUR INITIAL INVESTMENT PAYABLE
              TO "ICM SERIES TRUST." CALL
              1-800-472-6114 TO OBTAIN A FORM.

BY ELECTRONIC                                  INSTRUCTIONS MUST SPECIFY YOUR
FUNDS                                          ACCOUNT REGISTRATION AND FUND
TRANSFER                                       ACCOUNT NUMBER PRECEDED BY 001
(ACH)                                          FOR INVESTMENT SHARES OR 101 FOR
                                               INSTITUTIONAL SHARES.

THROUGH A     CONTACT YOUR FINANCIAL           CONTACT YOUR FINANCIAL
FINANCIAL     PROFESSIONAL.                    PROFESSIONAL.
PROFESSIONAL


DETERMINING SHARE PRICE

The price at which you buy or sell fund shares is the net asset per share price or NAV. The NAV is calculated for each class at the close of regular trading of the New York Stock Exchange "NYSE" (normally 4:00 p.m. Eastern standard time) each day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request. The NAV for each class can differ because each class may not have the same portfolio investments or number of shares outstanding.

[CALLOUT]
CALCULATING NAV

The price for each share class is determined by adding the value of that class's investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding for that class.

When the fund calculates NAV, it values portfolio securities at the last current sales price on the market where the security is normally traded, unless ICM deems that price is not representative of market values. This could happen if, after the close of the market, an event took place that had a major impact on the price of the fund's securities. Securities, which cannot be valued at closing prices, will be valued by ICM at fair value in accordance with procedures adopted by the trustees. If no sales occurred on a particular day, the security is valued at the mean between the most recently quoted bid and asked price.

SELLING SHARES

WHAT YOU NEED TO KNOW WHEN SELLING SHARES

You may sell your shares on any day the fund is open for business. No redemption request will be processed until your shares have been paid for in full. This means if you purchased your shares by check, the redemption payment will be delayed until the fund has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.


Once your request has been "actually received" by the fund in "proper form" the fund will redeem shares at the next determined share price. "Proper form" means that the fund has actually received and processed your account application, all shares are paid for in full and all documentation including any required signature guarantees are included. "Actual receipt" by the fund, when by mail, means physical receipt at the fund's address listed below, or if by telephone, receipt by an authorized fund representative at the telephone number listed below. Generally, the fund pays redemption proceeds by check within seven days after the request is actually received by the fund. Payment is sent to the address of record.

SELLING YOUR SHARES

BY PHONE:     Be sure to fill out the appropriate areas of the account
              application.  You may redeem up to $50,000 per day by calling
              1-800-472-6114. Shares held by retirement plans may not be redeemed by telephone.

BY MAIL: Send a letter of instruction including the account number, the dollar value or number of shares and any necessary signature guarantees (see next page) to: ICM Series Trust, P.O. Box 5536, Hauppauge, NY 11788-0132.

BY WIRE: Be sure to fill out the appropriate areas of the account application. Proceeds of $1,000 or more may be wired to your pre-designated bank account. There is a $20 charge for each wire redemption.

BY SYSTEMATIC For further information on a systematic withdrawal plan,
WITHDRAWAL    please call 1-800-472-6114.
PLAN:

THROUGH A     Contact your financial professional.
FINANCIAL
PROFESSIONAL:

SIGNATURE GUARANTEES

A signature guarantee must be provided if:

o    you are redeeming shares worth more than $50,000

o    you want the proceeds sent to someone other than the owner of the account

o you want the proceeds to be mailed to an address other than the address of record

o    the account registration has changed within the last 30 days

o    you want the proceeds wired to a bank not designated on your application.


Signature guarantees are accepted from most domestic banks and securities dealers. A notary public cannot provide a signature guarantee.

[CALLOUT]
SECURITY CONSIDERATIONS

You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.



INVOLUNTARY REDEMPTION

If your account falls below the stated investment minimums, the fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 45 days prior to an involuntary redemption. If your account is redeemed the proceeds will be sent to the address of record.

IN-KIND REDEMPTIONS

Although the fund expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind. This is done to protect the interests of the fund's remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The fund makes distributions to shareholders at least annually from two sources: net long-term capital gain and income dividends, if any. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise taxes. Most of the fund's distributions are expected to be from net long-term capital gains.

Unless you tell us that you want to receive your distributions in cash, all distributions will be automatically reinvested in additional full and fractional shares of the fund. Your other options are to receive checks for these payments or have them deposited into your bank account.

[Call Out]
TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account you may want to avoid:


Investing a large amount in the fund near the end of the calendar year; if the fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.

Selling shares at a loss for tax purposes and then making an identical investment within 30 days. The result is a wash sale and you will not be allowed to claim a tax loss.

TAX CONSEQUENCES


Distributions from the fund, whether received in cash or additional shares of the fund, may be subject to federal income tax. Any net investment income and net short-term capital gain distributions you receive from the fund are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions declared in the last quarter of a year are taxed in that year, even if not distributed until the following January. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. Gain or loss from the sale or exchange of shares generally is taxable to you as a capital gain or loss; whether long-term or short-term depends on how long you owned the shares.


TRANSACTION                                         TAX STATUS

Income dividends                                    Ordinary income
Short-term capital gains                            Ordinary income
Long-term capital gains                             Capital gains

If the fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any one year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital generally is not taxed, it will reduce the cost basis of your shares and, to the extent that it exceeds your cost basis, is treated as a gain from the sale or exchange of your shares.


[CALLOUT]
TAX-DEFERRAL

Generally, if your investment is in a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.


The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments. In addition, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

[CALLOUT]
COST BASIS is the amount you paid for your shares. When you sell shares, you subtract the cost basis from the sale proceeds to determine whether you realized an investment gain or loss. For example, if you bought $1000 worth of shares of the fund and sold them two years later at $1200, your cost basis on the shares is $1000 and your gain is $200.

Your investment in the fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the fund's financial performance since it commenced operations through its fiscal year ended December 31, 2000. This information has been audited by Arthur Andersen LLP, whose report along with the fund's financial statements, are included in the annual report which is available upon request.


                                                           INVESTMENT CLASS
                                                          FOR THE YEAR ENDED
                                                              DECEMBER 31,
                                                    2000          1999*       1998**
--------------------------------------------------------------------------------------
NET ASSET VALUE, Beginning of Period              $  10.33     $   6.91    $   10.00

Increase (decrease) from investment operations:
Net investment loss                                  (0.05)       (0.12)       (0.04)
Net gains (losses) on investments
     (both realized and unrealized)                   0.84         3.54        (3.05)
NET INCREASE (DECREASE)                               0.79         3.42        (3.09)
     FROM INVESTMENT OPERATIONS
Less distributions from net realized gains           (0.25)
NET ASSET VALUE, end of period                    $  10.87     $  10.33    $    6.91
TOTAL RETURN ***                                      7.73%       49.49%      (30.90)%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000s)               $ 75,327     $  9,993    $   1,660
Ratio of expenses to average net assets:
Before fees paid indirectly, waiver
and reimbursement  by Advisor                         1.82%(2)     4.79%        8.81%(1)

After reduction for fees paid indirectly,
waiver and reimbursement by Advisor                   1.81%(2)     1.95%         1.95%(1)

Ratio of net investment income (loss)
to average net assets:
Before fees paid directly, waiver and
     reimbursement by Advisor                        (0.44%)(2)   (4.23%)      (7.99%)(1)
After reduction for fees paid indirectly,
     Waiver and reimbursement by Advisor             (0.43%)(2)   (1.39%)      (1.13%)(1)
Portfolio turnover rate                              53.91%       84.30%       21.43%





*    Based on average shares outstanding
**   Commencement of investment operations was March 9, 1998.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
(1)  Annualized.
(2) For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.



                                                                    INSTITUTIONAL CLASS
                                                                    FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                           2000           1999*         1998**

------------------------------------------------------------------------------------------------------

NET ASSET VALUE, Beginning of Period                   $    10.36     $     6.92      $  10.00
   Increase (decrease) from investment operations:
  Net investment loss                                       (0.02)         (0.10)        (0.04)
  Net gains (losses) on investments
    (both realized and unrealized)                           0.83           3.54         (3.04)
  NET INCREASE (DECREASE)
    FROM INVESTMENT OPERATIONS                               0.81           3.44         (3.08)
  Less distributions from net realized gains                (0.25)       --              --
NET ASSET VALUE, end of period                         $    10.92     $    10.36      $   6.92
TOTAL RETURN ***                                             7.90%         49.71%       (30.80%)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                  $   26,225     $    7,448      $  3,734
  Ratio of expenses to average net assets:
    Before fees paid indirectly, waiver and
      reimbursement by Advisor                               1.57%(2)       4.54%         8.56%(1)
    After reduction for fees paid indirectly, waiver
      and reimbursement by Advisor                           1.56%(2)       1.70%         1.70%(1)
  Ratio of net investment income (loss)
      to average net assets:
  Before fees paid directly, waiver and
    reimbursement by Advisor                                (0.18%)(2)     (4.14%)        (7.74%)(1)
  After reduction for fees paid indirectly,
    Waiver and reimbursement by Advisor                     (0.17%)(2)     (1.30%)        (0.88%)(1)
Portfolio turnover rate                                     53.91%         84.30%         21.43%


*    Based on average shares outstanding.
**   Commencement of investment operations was March 29, 1998.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
(1)  Annualized.
(2) For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.


                                     NOTES

[BACK COVER]
LOGO

ICM FUNDS

FOR MORE INFORMATION

Additional information about the fund's investments is available in the fund's semi-annual and annual reports to shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that affected the fund's performance over the past year.

You may want to read the statement of additional information (SAI) for more information on the fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus.

To request free copies of the semi-annual and annual reports and the SAI, and to request other information or get answers to your questions about the fund, write or call:

BY TELEPHONE:
(800) 472-6114

BY MAIL OR OVERNIGHT DELIVERY:

ICM/Isabelle Small Cap Value Fund
150 Motor Parkway, Suite #109
Hauppauge, NY  11788

VIA THE INTERNET:
View online or download text-only documents:

ICM Series Trust: www.icmfunds.com
Securities and Exchange Commission: www.sec.gov*

*You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, calling 1-800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington DC 20549-6009.


Investment Company Act File Number: 811-08507

                                ICM SERIES TRUST
                        ICM/ISABELLE SMALL CAP VALUE FUND
                        21 Custom House Street Suite 240
                           Boston, Massachusetts 02110

                                Investment Shares
                              Institutional Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001

ICM Series Trust (the "Trust") is an open-end management investment company. Currently, the Trust offers one investment portfolio, ICM/Isabelle Small Cap Value Fund (the "Fund"). The Fund currently offers two classes of shares, Investment Shares and Institutional Shares (collectively, the "Shares").

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated May 1, 2001 (the "Prospectus"). A copy of the Prospectus can be obtained free of charge by calling 1-800-472-6114 or by written request to the Trust at P.O. Box 5536, Hauppauge, New York 11788-0132.



                                TABLE OF CONTENTS

                                                                           Page

The Fund..................................................................    2
Investment Policies and Practices.........................................    2
Investment Restrictions...................................................    5
Management of the Fund....................................................    6
Principal Holders of Securities...........................................    8
Investment Adviser........................................................    8
Administrator.............................................................    9
Transfer Agent............................................................   10
Custodian.................................................................   10
Distributor...............................................................   11
Distribution Plan.........................................................   11
Independent Public Accountants............................................   11
Legal Counsel.............................................................   12
Purchase of Fund Shares...................................................   12
Redemption of Fund Shares.................................................   12
Investment of Portfolio Securities........................................   13
Taxes.....................................................................   14
Description of Shares.....................................................   17
Shareholder and Trustee Liability.........................................   18
Determination of Net Asset Value..........................................   19
Investment Results........................................................   20
Registration Statement....................................................   21
Experts...................................................................   21
Independent Auditor's Report..............................................   21
Appendix..................................................................  A-1


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
     INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                    THE FUND

The Fund, a diversified open-end mutual fund, is currently the only portfolio offered by the ICM Series Trust, a registered investment company that sells redeemable shares representing an ownership interest in the Trust. The Trust was organized as a Massachusetts business trust in the Commonwealth of Massachusetts on November 18, 1997.

                        INVESTMENT POLICIES AND PRACTICES


This SAI supplements the Prospectus. The purpose of this SAI is to set forth additional investment policies not described in the Prospectus, and to provide an expanded description of the Fund's investment strategies, management and other Fund policies, which are already contained in the Prospectus.


CONVERTIBLE SECURITIES AND DEBT SECURITIES

The Fund may invest up to 5% of its assets in convertible securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities, which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. The market value of convertible securities tends to increase when interest rates decline, and conversely, tends to decline when interest rates increase. In addition, the price of convertible securities often reflects changes in the value of the underlying common stock. The Fund will receive interest payments, if the convertible security is a debt security, or a dividend preference, if the convertible security is preferred stock, until the security matures or the Fund chooses to convert or redeem the security. The Fund benefits from convertible securities by earning current income from the security in an amount greater than the Fund would earn by purchasing the underlying stock outright. The Fund may convert the security if the underlying stock appreciates in value. In determining whether to purchase a convertible security, the Fund will consider the same criteria as if it were purchasing the underlying stock. The value of the convertible security may be determined both by the value of its current yield (its "investment value") and the market value of the underlying stock (the "conversion value"). The investment value typically fluctuates inversely with changes in prevailing interest rates and the conversion value fluctuates directly with changes in the price of the underlying stock.

LOWER-RATED SECURITIES


The Fund may invest up to 5% of its assets in convertible and non-convertible debt securities, which are below investment grade or carry no rating. Investment grade securities are rated BBB or higher by Standard & Poor's Rating Service ("S&P"), a division of The McGraw Hill Companies, Inc. or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), two of the top rating services. The Fund will maintain a minimum grade for its lower-rated debt securities of CCC by S&P or Caa by Moody's. If unrated, such debt securities shall be of comparable quality, as determined by the Fund. Lower-rated securities generally offer a higher rate of return than investment grade issues, but also involve greater risks, in that they are sensitive to changes in interest rates, and adverse economic changes in the issuing company's industry. Furthermore, there is less of a market in which to dispose lower-rated debt securities than there is for higher quality securities. These factors may limit the Fund's ability to sell such securities at fair value.


RIGHTS AND WARRANTS

The Fund may invest up to 5% of its total assets in rights or warrants. These securities entitle the Fund to purchase a set amount of shares of a corporation's stock in exchange for a fixed price per share, during a specified period of time. The warrant may become worthless if the right to purchase the shares is not exercised before the warrant expires. Furthermore, the amount the Fund paid for the warrant together with the amount the Fund is entitled to pay for the underlying security may ultimately exceed the actual market value of the underlying security, during circumstances of poor market performance.

LENDING OF PORTFOLIO SECURITIES


The Fund may lend up to 25% of its portfolio securities to creditworthy registered brokers, dealers and other financial institutions, in exchange for cash or equivalent collateral equal to the value of the securities. The Fund benefits from such loans by continuing to receive the income on the loaned securities while also earning interest on the cash collateral. The Fund could lose money if the borrower fails to return the loaned securities and the collateral is insufficient to cover the loss. The Fund will monitor on an ongoing basis the creditworthiness of firms to which the Fund lends its portfolio securities. In addition, the Fund will seek to have the loaned securities returned when the Fund wishes to exercise voting or other rights associated with the securities.


FOREIGN SECURITIES

The Fund may invest up to 5% of its total assets in foreign securities. Such investments may be in the form of American Depository Receipts- stock certificates of a foreign company, which are held in trust by a bank or similar financial institution. Foreign securities are associated with significant risks such as fluctuating currency rates, less trading volume and liquidity than U.S. markets, and less stringent accounting and disclosure standards. In addition, foreign investments may be subject to foreign government intervention, or economic or social instability in the foreign issuer's country. These factors may prevent the Fund from obtaining reliable information about the foreign company's financial condition and operations and from selling the company's securities promptly and at a profit.

BORROWING

The Fund may borrow money in amounts up to 5% of the value of its total assets (but may exceed such 5% limit in order to meet redemption requests). The Fund may not purchase securities while its borrowings exceed the 5% limit. The Fund will not borrow money for the purpose of increasing the Fund's net income. In order to maintain assets in a ratio of 300% of the amount of the Fund's borrowings (required by most banks), the Fund may be required to quickly divest some of its securities and apply the proceeds toward reducing the Fund's debt, even though it may be disadvantageous from an investment standpoint to sell securities at the time.

ILLIQUID AND RESTRICTED SECURITIES


The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly and at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Fund may invest up to 15% of its net assets in illiquid securities, or securities which may not be easily sold due to restrictions on resale, conditions or terms that are attached to the security, or the general lack of an available market. The Fund may lose money due to its inability to promptly divest such securities.


RULE 144A SECURITIES

The Fund may purchase Rule 144A securities, which are otherwise illiquid but are still eligible for purchase and sale without limitation by qualified institutional buyers. If the Fund determines such securities to be readily disposable (based upon factors such as the available market and ease of trading) such securities will be excluded from the limit on illiquid securities.

 SHORT SALES "AGAINST THE BOX"


 "Short sales" are sales of securities the Fund does not actually own, made with the anticipation that the value of the securities will decrease and the Fund will be able to make a profit by purchasing securities to cover the sale at the lower price. The Fund may make short sales "against the box," in which the Fund actually owns or has the right to acquire securities equal to the securities sold. As collateral for its short sales against the box, the Fund will deposit amounts in escrow equal to the value of securities it has sold short. In order to protect the Fund's investment in its current portfolio of securities, the Fund may fulfill its obligation to deliver securities sold short by using the escrow funds to purchase comparable securities in the marketplace, rather than by delivering securities already in the Fund's portfolio.


HEDGING TRANSACTIONS

The Fund may use certain hedging techniques to manage risks associated with exposure to the effects of possible changes in security prices, or other factors that affect the value of its portfolio. These techniques, such as buying and selling derivative securities (including options, forward foreign currency exchange contracts, futures contracts or options on futures contracts) involve significant risks and may increase the volatility of the Fund. The Fund may use such hedging transactions solely for risk management purposes and not for speculation. No more than 5% of the Fund's net assets will be placed at risk in hedging transactions.

REPURCHASE AGREEMENTS


From time to time, the Fund may invest up to 15% of its assets in repurchase agreements, in which the Fund purchases securities from a financial institution such as a bank, which agrees to repurchase those securities back from the Fund at a fixed price and at a fixed time (not more than one week from the Fund's original purchase). In the meantime, the securities are held as collateral in a separate account and the Fund receives the interest income on that account. The Fund will enter into repurchase transactions only with reputable financial institutions, whose creditworthiness the Fund has investigated. The Fund will also require the financial institution to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. If the bank or other financial institution cannot honor its commitment to repurchase the securities, the Fund could lose money.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


From time to time the Fund may purchase securities for delivery at a later date, or sell securities for payment at a later date. The value of these securities may fluctuate prior to settlement, and could result in a gain or loss for the Fund. Should any security purchased for delayed delivery decline in value, the Fund may sell the security before settlement to mitigate the loss. The Fund will maintain cash or equivalent collateral in a separate account to cover the value of any securities purchased for later delivery. The Fund will use the daily market value of such securities when calculating the Fund's net assets, rather than the purchase or sale price.

"WHEN," "AS" AND "IF" ISSUED SECURITIES


The Fund may purchase a company's securities even though actual delivery depends on the occurrence of a particular event, such as the company's merger, corporate reorganization or debt restructuring. The Fund will only include such securities in its portfolio when there is a real possibility of delivery. Until delivery, the Fund will maintain cash or equivalent collateral in a separate account to cover the value of the conditional securities. In addition, the Fund will use the daily market value of such securities when calculating the Fund's net assets.

TEMPORARY DEFENSIVE INVESTMENTS

There may be periods when the Fund believes that market conditions are unusual. During these periods, the Fund may temporarily assume a defensive position, and place a higher amount of its total assets in short-term liquid assets, cash or cash equivalents.

PORTFOLIO TURNOVER


Although the Fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. The Fund's annual portfolio turnover rate is not expected to exceed 50%, which means that the Fund expects no more than one half of its portfolio securities to be replaced during the year. Please refer to the section of the Prospectus entitled "Financial Highlights" for the Fund's portfolio turnover rate during the most recently completed fiscal year.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

In addition to the investment policies contained in the Prospectus, the Fund has adopted the investment restrictions listed below. Approval by a majority of the outstanding shares of the Fund is required to change these restrictions. Majority approval means approval by the lesser of (i) the holders of more than 50% of all the Fund's outstanding shares; or (ii) the holders of 67% of shares represented at any meeting at which at least 50% of the Fund's outstanding shares are present. The Fund may exceed the percentage limits set forth in these investment restrictions if such excess is due to a fluctuation in the value of the Fund's net assets (except in the case of excess borrowings). The Fund may not:

(1)   Invest 25% or more of its total assets in any one industry
      (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

(2) With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets (taken at market value at the time of purchase) in securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(3) Borrow amounts greater than 5% of its total assets for temporary purposes and greater than 33 1/3% of its total assets for meeting redemption requests (when aggregated with temporary borrowings);

(4) Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);


(5) Loan its securities to other persons in excess of 25% of the Fund's total assets, provided, that the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;


(6) Act as an underwriter for other issuers (except as the Fund may be deemed an underwriter when selling its portfolio securities);

(7) Purchase or sell real property or any real estate interests; including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real property or real estate interests;

(8) Purchase securities on margin, except as short-term credit necessary for clearing any purchase and sale of portfolio securities, but the Fund may deposit margins in connection with transactions in options, futures and options on futures;

(9) Invest in commodities or commodity futures contracts, except for: (i) forward foreign currency contracts; (ii) financial futures contracts; and
     (iii) options on financial futures contracts, securities, foreign currencies and securities indices; and


(10) Issue any senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions have also been adopted by the Fund. These restrictions may be amended by a vote of the Trust's Board of Trustees without the approval of shareholders. The Fund may not:

(1) Sell securities short, except transactions involving selling securities short "against the box";

(2)  Make investments for the purpose of exercising control or management;

(3) Invest or maintain more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions; or

(4)  Invest in other investment companies except as permitted under the 1940
     Act.



                             MANAGEMENT OF THE FUND

The Fund is a series of the Trust, an open-end management investment company offering redeemable shares of beneficial interest. The Trust's Board of Trustees provides broad supervision over the affairs of the Fund and the Trust. The officers of the Trust are responsible for the Fund's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.


NAME, AGE                    POSITION WITH           PRINCIPAL OCCUPATION DURING
AND ADDRESS                  THE TRUST               LAST FIVE YEARS
-----------                  ---------               ---------------

WARREN J. ISABELLE, CFA*     Trustee, President      Portfolio Manager, Pioneer Capital
Age 49                       and Chairman of         Growth Fund, July 1990 to January
21 Custom House Street       the Board               1997; Senior Vice President and Head
Suite 240                                            of Domestic Equity Management,
Boston, MA 02110                                     Pioneer Mutual Funds, June 1994 to

                                                     January 1997; Portfolio Manager, Pioneer
                                                     Small Company Fund; Senior Vice President
                                                     and Chief Investment Officer of Equities,
                                                     Keystone Investment Management Company,
                                                     February 1997 through May 1997.

RICHARD L. DROSTER*          Trustee and Executive   Director of Institutional Marketing,

                             Vice-President          Heartland Advisors, Inc. (Investment
Age 39                                               Advisors), October 1992 to October 1996;
21 Custom House Street                               Vice President, Prospect Street
Suite 240                                            Investment Management Co., Inc.,
Boston , MA 02110                                    June 1997 through August 1997.

N. STEPHEN OBER (1)          Trustee                 Corporate Medical Director and
Age 41                                               Executive Vice President, Private
150 Cambridge Park Drive                             Healthcare Systems, Inc. (managed

                                                     health care organization), 1990

                                                     through 1995; President and Chief
Cambridge, MA 02140                                  Executive Officer, Synergy Health
                                                     Care, Inc. (health care information
                                                     systems), from 1995 to 2000; President,
                                                     Beyond Genomics, Inc., 2000 to present.


                                      -6-


DONALD A. NELSON, CPA (1)    Trustee                 Assistant Professor, Department of
Age 55                                               Accounting and Finance, Merrimack
Merrimack College                                    College, since 1975; Certified Public
Andover, MA 01810                                    Accountant, since 1972.

JOHN A. FIFFY (1)            Trustee                 Acquisition Consultant, Digital Equipment
Age 50                                               Corporation (n/k/a Compaq Computer
Compaq Computer Corporation                          Corporation), since 1993.
200 Forest Street

Marlboro, MA 01752


GARY S. SAKS                 Vice-President,         Client Service Representative and New
Age 32                       Secretary,              Accounts Assistant Manager, Furman
21 Custom House Street       Treasurer and           Selz Prime Brokerage Department
Suite 240                    Chief Financial         (brokerage), December 1993 to July
Boston, MA 02110             Officer                 1995;  Consultant, Air Travelers Service
                                                     Corporation, January 1997 to September
                                                     1997; Consultant, Dorchester Tire
                                                     Service, January  1996 to December 1996.

* These Trustees are considered Interested Persons within the meaning of the 1940 Act. Mr. Isabelle is President and Chief Investment Officer and Mr. Droster is Executive Vice-President of Ironwood Capital Management, LLC, the Fund's Investment Adviser.
(1) Messrs. Ober, Nelson and Fiffy serve on the Trust's Audit Committee and Nominating Committee. The Trust has no Management or Executive Committees.


                    Amount of compensation paid by the Trust

                 during the fiscal year ended December 31, 2000



                                                                                 TOTAL
                           AGGREGATE      RETIREMENT                             COMPENSATION
                           ANNUAL         BENEFITS            PENSION            FROM THE TRUST
 NAME OF PERSON            COMPENSATION   ACCRUED AS PART     ESTIMATED          AND FUND
AND POSITION WITH          FROM           OF FUND             ANNUAL BENEFITS    COMPLEX PAID TO
 TRUST                     THE TRUST      EXPENSES            UPON RETIREMENT    TRUSTEE
------------------------   -------------  ---------------     ---------------    -------


Warren J. Isabelle (1)           $0           None               None               $0
Chairman of the Board,
President and Trustee

Richard L. Droster (1)           $0           None               None               $0
Vice President and
Trustee


N. Stephen Ober              $2,500           None               None           $2,500
Trustee

Donald A. Nelson             $2,500           None               None           $2,500
Trustee

John A. Fiffy                $2,500           None               None           $2,500
Trustee


Gary S. Saks (2)                 $0           None               None               $0
Vice-President,
Secretary and
Treasurer


(1) The Trust does not pay any annual trustee's fee to any Trustee who is affiliated with ICM or ADS.


(2)  The Trust pays no salaries or compensation to any of its officers.

                         PRINCIPAL HOLDERS OF SECURITIES


The following table sets forth, as of April 1, 2001 (A) the name, address and holdings of each person known by the Fund to be a record or beneficial owner of
(i) more than 5% of the outstanding Investment Shares or Institutional Shares of the Fund; (ii) more than 25% of the total outstanding voting Shares of the Fund; and (B) the percentage of the Fund's Shares owned by all officers and Trustees of the Fund as a group.


Owner of Shares

OF THE FUND                         ADDRESS                       PERCENTAGE OWNERSHIP OF SHARES
-----------                         ----------                    ------------------------------
Carey & Co.                         P.O. Box 1558                 20.23% of Institutional Shares

                                    Columbus, OH 43216


National Investor Services Corp.    55 Water Street, 32nd Floor   10.98% of Institutional Shares
                                    New York, NY 10041

Charles Schwab & Co., Inc.          101 Montgomery Street         45.53% of Investment Shares
                                    San Francisco, CA 94104       39.94% of Institutional Class
                                                                  44.05% of all outstanding Shares (1)

National Financial Services         200 Liberty Street,           29.31% of Investment Shares
Corp.                               One World Financial           (1)

                                    New York, NY 10281


Milwaukee Deferred                  P.O. Box 1787                 20.05% of Institutional Class
                                    Milwaukee, WI 53201

All Officers and Trustees                                         0.20% of Investment Shares

(1) Charles Schwab & Co. and National Financial Services Corp. each owns in excess of 25% of the total outstanding Shares of the Fund and may be considered Control Persons within the meaning of the 1940 Act. Should the Fund hold annual meetings of shareholders, the effect of other shareholders' voting rights could be diminished by the influence of Charles Schwab & Co.'s and National Financial Services Corp's substantial voting power. The Fund does not intend to hold annual meetings of shareholders, as set forth in the section of this SAI entitled "Description of Shares".





                               INVESTMENT ADVISER


           Ironwood Capital Management, LLC ("ICM")
           21 Custom House Street
           Boston, Massachusetts 02110

         Mr. Warren J. Isabelle, President and Chief Executive Officer of ICM and Mr. Richard L. Droster, Executive Vice-President of ICM, are control persons of ICM and are officers and Trustees of the Trust.

           As the Fund's investment adviser, ICM determines in its discretion which securities the Fund will purchase, sell or otherwise dispose of, pursuant to an agreement between ICM and the Trust. The agreement extends for two years, and is renewable annually thereafter by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties). The agreement may not be assigned and may be terminated without penalty by either party upon sixty days' written notice (in the case of the Fund by vote of a majority of the Board of Trustees or outstanding voting securities).


           Pursuant to the agreement, ICM will not be held liable for any error of judgment or mistake of law or for any investment losses resulting from ICM's recommendations. ICM is responsible for its own willful bad acts, bad faith or gross negligence while performing its duties and its own reckless disregard of its obligations.


           ICM also privately manages investment portfolios for individuals, partnerships, corporations, and other institutional investors.

           ICM is responsible for all expenses related to its services for the Fund. ICM has undertaken to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 1.95% of the average daily net assets for Investment Shares and 1.70% of the average daily net assets for Institutional Shares. All other expenses will be paid by the Fund. Expenses incurred by the Fund are:

     o    distribution expenses for Investment Shares;
     o charges by any administrator, registrar, custodian, stock transfer and dividend disbursing agent;
     o    brokerage commissions;
     o    taxes;
     o costs of registering the Fund and its shares under federal and state securities laws;
     o cost of printing, typesetting, and distributing Fund offering materials to shareholders;
     o expenses associated with shareholders' and Trustees' meetings and preparing and distributing proxy statements to shareholders;
     o fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or affiliates of ICM;
     o    expenses incident to any dividend, withdrawal or redemption options;
     o    charges and expenses of any outside share valuation service;
     o legal and accounting fees (excluding compensation of attorneys who are employees of the Adviser);
     o    membership dues of industry associations;
     o    interest payable on Fund borrowings;
     o    postage;
     o    insurance premiums on property and employees;
     o    other extraordinary expenses;
     o    expenses of any outside pricing service for Fund Shares; and
     o    all other costs of the Fund's operations.

           As compensation for its management services and expenses incurred, ICM is entitled to a monthly management fee from the Fund at the rate of 1.00% of the Fund's average daily net assets, which fee is computed daily. The Fund paid ICM $32,430 in investment advisory fees and ICM waived its fees and/or reimbursed the Fund $224, 508 for services rendered during the period commencing with operations and ending December 31, 1998. The Fund paid ICM $78,006 in investment advisory fees and ICM waived its fees and/or reimbursed the Fund $221,224 for services rendered during the year ended December 31, 1999. The Fund paid ICM $766,034 in investment advisory fees, none of which was waived for service rendered during the fiscal year ended December 31, 2000.

                                  ADMINISTRATOR

           American Data Services, Inc.
           150 Motor Parkway - Suite 109
           Hauppauge, New York, 11788-0132


           American Data Services, Inc. ("ADS") furnishes the Trust with clerical help and accounting, data processing, internal auditing and legal services and certain other services required by the Trust. American Data Services, Inc. is a wholly-owned subsidiary of Orbitex Financial Services Group, Inc., a New York financial services holding company. It also prepares reports for the Fund's shareholders, tax returns, filings with SEC and state securities authorities, and generally assists in all aspects of the Trust's operations, other than providing investment advice. As compensation for its services, ADS receives a monthly fee of 0.12% based on the value of the aggregate average daily net assets of the Fund (and any other Fund of the Trust for which the administrator provides services).


           There is a separate fee for accounting services at the following rates:

     o    0.035% of net assets
     o $3,600 per annum for each additional class of shares above the initial class.

           Prior to August 23, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), a subsidiary of First Data Corporation, served as the Fund's administrator, fund accountant and transfer agent.

           The Fund paid Investor Services Group $45,017 in administrative fees for services rendered during the period commencing with operations and ending December 31, 1998.

           The Fund paid Investor Services Group $43,122 in administrative fees for services rendered during the period commencing with January 1, 1999 and ending August 20, 1999.


           The Fund paid ADS $8,125 in administrative fees for services rendered during the period commencing with August 23, 1999 and ending December 31, 1999. The Fund paid ADS $89,205 in administrative fees for services rendered for the year ended December 31, 2000.


                                 TRANSFER AGENT


           Since August 23, 1999, ADS also acts as the Fund's transfer and dividend disbursing agent, pursuant to an agreement with the Trust, and provides the following services:

     o    issuing and redeeming Shares of the Fund;
     o addressing and mailing all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for shareholders' meetings;
     o    maintaining shareholder accounts;
     o    responding to shareholder correspondence; and
     o makeing periodic reports to the Board of Trustees concerning the operations of the Trust.


           The Fund paid ADS $49,666 in transfer agency fees for services rendered during the fiscal year ended December 31, 2000.

                                    CUSTODIAN

           The Fifth Third Bank
           37 Fountain Square Plaza
           Cincinnati, OH 45263

           As Custodian of the Fund's assets, the bank is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments and safekeeping and controlling the Fund's cash and securities (which may be deposited into the Federal Reserve Treasury Department Book Entry System or the Depository Trust Company). While the Custodian does not determine the Fund's investment policies or make investment recommendations, the Fund may invest in securities and repurchase agreements issued by the Custodian or deal with the Custodian as a principal in securities transactions.



                                   DISTRIBUTOR

           AmeriMutual Fund Distributors, Inc.
           150 Motor Parkway - Suite 109
           Hauppauge, NY 11788

           Pursuant to a distribution agreement with the Trust AmeriMutual Fund Distributors, Inc. ("AmeriMutual"), an affiliate of ADS, acts as the Fund's distributor, by selling on a continuous basis the Fund's Investment Shares and Institutional Shares. AmeriMutual is not obligated to sell any particular amount of shares.


                                DISTRIBUTION PLAN
                            (Investment Shares Only)


         The Trust has entered into a Distribution Plan (pursuant to Rule 12b-1 under the 1940 Act) with respect to the Fund's Investment Shares (the "Plan"), which permits the Fund to pay AmeriMutual for distribution expenses borne, or paid to others, by AmeriMutual for the purposes of financing or assisting in the financing of any activity which is primarily intended to result in the sale of the Investment Shares of the Fund. The Trustees believe that the Plan will benefit the Fund by providing greater access to investors than could be achieved without the Plan. The type of distribution expenses covered under the Plan include, but are not limited to, the costs and expenses of direct marketing activities, the design, preparation, printing and distribution of promotional materials, advertising, offering materials, and shareholder materials and the compensation of securities dealers and other financial intermediaries for sales activities. These expenses accrue annually each fiscal year, and may not exceed 0.25% of the Fund's average annual net assets attributable to Investment Shares. AmeriMutual provides the Trust with a quarterly written report of the amounts expended under the distribution plan and the purpose for which such expenditures were made.

           Please refer to the section of the Fund's Annual Report dated December 31, 2000 entitled "Statement of Operations" for the aggregate distribution fees the Fund accrued for the year ended December 31, 2000.

           THE PLAN. The Distribution Plan was adopted by a majority vote of the Board of Trustees (including all non-interested Trustees), for the benefit of the Fund and its shareholders. None of the Trustees has any direct or indirect financial interest in the Distribution Plan. The Plan remains in effect from year to year provided the Trustees annually approve its continuance. The Trustees (as well as holders of the Shares) must approve any material changes to the Plan, including changes to increase distribution expenses. The Plan may be terminated at any time, without penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting Investment Shares. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


                         INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP
           225 Franklin Street
           Boston, Massachusetts 02110-2812

           As the Trust's independent public accountant, Arthur Andersen provides audit services, tax return review and assistance and consultation on financial information contained in the Fund's SEC filings.


                                  LEGAL COUNSEL


           The Trust's legal counsel is Dechert, Ten Post Office Square - South, Boston, Massachusetts, 02109.


                             PURCHASE OF FUND SHARES


           The following information about how to purchase the Fund's Shares supplements the information in the Prospectus under the heading "Information About Your Account - Purchasing Shares."

           TRANSACTIONS THROUGH SECURITIES DEALERS. Fund Shares may be purchased and redeemed through securities dealers. Some dealers may place the Fund's Shares in an account with their firm. Dealers may place conditions on the purchase of Fund Shares, including:

     o    requirement to purchase more than the minimum investment amount;
     o    restriction on issuing redemption checks in the customer's name;
     o    limits on purchase of fractional Shares.


           FEES. There is no sales or service charge to individual investors by the Fund or by AmeriMutual, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. These fees are usually deducted monthly from the investor's account and on smaller accounts could constitute a substantial portion of the distribution. In some states, banks or other financial institutions may be required by law to register as securities dealers. Securities dealers may charge fees in connection with:

     o    same-day investment of client funds;
     o    same-day access to client funds;
     o advice about the status of accounts, yield currently being paid or income earned to date;
     o providing periodic account statements of security and money market positions;
     o    other assistance with inquiries related to a client's investment.

         RETIREMENT PLANS. Tax-deferred retirement plans such as individual retirement accounts ("IRAs"), Roth IRAs, Educational IRAs and other qualified plans are permitted to purchase shares of the Fund. Anyone considering establishing a retirement plan should consult with an attorney and/or accountant about the terms and tax consequences of the plan.

                            REDEMPTION OF FUND SHARES


           The following information about how to redeem the Fund's Shares supplements the information in the Prospectus under the heading "Information About Your Account - Selling Shares."

           WIRE REDEMPTION PRIVILEGE. The Fund's Transfer Agent is authorized by the investor using this privilege to act on wire or telephone redemption instructions from any person whom the Transfer Agent reasonably believes to be the genuine owner of the account. Ordinarily, if the Transfer Agent receives the redemption request in proper form, the Fund will usually initiate payment for the redeemed Shares (less a $20 wire redemption fee) on the next business day after receipt.


           Redemption proceeds ($1,000 minimum) are transferred by Federal Reserve wire to the commercial bank account specified on the Account Application or Shareholder Services Form (or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System). The correspondent bank must immediately notify the investor's bank to avoid a delay in crediting the funds to the investor's bank account.

         SIGNATURES. Each shareholder (and each joint account holder) must personally sign a written redemption request. You must provide a signature guarantee if:


     o    you are redeeming Shares worth more than $50,000;

     o you are requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address;
     o    the account registration has changed within the last 30 days; or
     o you are instructing us to wire the proceeds to a bank account not designated on the Account Application.

           The Transfer Agent will generally accept signature guarantees in proper form from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Signature Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.


           REDEMPTION COMMITMENT. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. For requests in excess of such amount, the Board of Trustees may make payments in whole or in part in securities or other assets (usually during a time of emergency or when a cash distribution would adversely impact the Fund's liquidity). Any securities distributed would be readily marketable, to the extent available, and would be valued in the same manner as the Fund's investment securities are valued. Brokerage charges may be incurred upon the sale of such securities.


         SUSPENSION OF REDEMPTIONS. Redemption rights may be suspended and payment for redeemed Shares may be postponed under the following circumstances:

     o during any period when the NYSE is closed (excluding normal weekend and holiday closings);
     o    when trading is restricted in the Fund's normal markets;
     o during an emergency (as determined by the SEC) in which the Fund cannot reasonably dispose of its investments or determine its net asset value; or
     o during such other periods as the SEC may permit to protect the Fund's shareholders.

                       INVESTMENT OF PORTFOLIO SECURITIES

         BROKER-DEALERS. When selecting a broker or dealer to effect a transaction in the Fund's portfolio securities, ICM will consider various factors such as:

     o    the size and type of the transaction;
     o the nature and character of the markets for the security to be purchased or sold;
     o the dealer's execution efficiency, settlement capability, and financial condition;
     o    the dealer's execution services rendered on a continuing basis; and
     o    the reasonableness of any dealer spreads.

           When more than one broker-dealer is suitable, ICM will choose a broker-dealer capable of providing supplemental research services to the Fund, and may choose to pay a higher commission to account for the supplemental services. (It is impossible to estimate the frequency with which ICM uses such broker-dealers). Such research is intended to supplement ICM's normal independent research activities in an effort to avoid additional expense, rather than replace them. Supplemental research services may include:

     o    providing advice about the value of securities;
     o providing advice about the availability of securities for purchase, or about specific purchasers or sellers of securities;
     o furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and performance of accounts; and
     o effecting securities transactions and performing incidental functions such as clearance and settlement.

         From time to time, ICM may execute portfolio transactions with broker-dealers who also sell

Shares of the Fund, subject to rules adopted by the National Association of Securities Dealers. ICM has made no commitment to execute any or all portfolio transactions through such broker-dealers.

           The Fund paid $45,923.05 in aggregate commissions for brokerage services rendered during the period January 1, 1998 until December 31, 1998. The Fund paid $11,248.02 to Hoenig & Co., Inc. representing "soft-dollars" for investment research and brokerage services rendered during the period January 1,1998 until December 31, 1998.

           The Fund paid $94,731.50 in aggregate commissions for brokerage services rendered during the period January 1, 1999 until December 31, 1999. The Fund paid $17,613.50 to GK Baum representing "soft-dollars" for investment research and brokerage services rendered during the period January 1,1999 until December 31, 2000.

           The Fund paid $716,123.60 in aggregate commissions for brokerage services rendered during the period January 1, 2000 until December 31, 2000. The Fund paid $120,711.60 to Bear Stearns, $7,920 to GK Baum, $23,492.50 to Hoenig & Co., $37,062.00 to S&P, and $211,195.20 to Wachovia, respectively, representing "soft-dollars" for investment research and brokerage services rendered during the period January 1, 2000 until December 31, 2000.


           IDENTICAL SECURITIES. From time to time, it is possible that identical securities may be held by more than one of ICM's clients. If ICM purchases or sells identical securities for more than one account at the same time, ICM may not be able to execute orders as large as it may desire, or buy and sell the securities at an advantageous price. Conversely, ICM may be able to obtain more desirable prices by buying or selling in a volume transaction identical securities held by more than one of its client accounts. When ICM purchases or sells identical securities for more than one of its accounts, ICM will allocate the transaction in such security between the Fund and all such client accounts in a manner ICM deems equitable, taking into account the size of each account and the amount being purchased or sold.

                                      TAXES


           QUALIFICATION. The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Fund generally will not be required to pay federal income tax on income and gains that it distributes to shareholders if it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) for the taxable year, and if the Fund meets these requirements:


     (1) SOURCE OF INCOME. The Fund must derive at least 90% of its annual gross income from dividends, interest, payments on loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test").

     (2) DIVERSIFICATION. The Fund must also satisfy certain quarterly diversification requirements, including:

          (i) limiting the Fund's investment composition so that at least 50% of the Fund's total assets consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities.

          (ii) limiting other securities in (i) above, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and 10% of the issuer's outstanding voting securities; and

          (iii) limiting the value of the Fund's total assets that can be invested in a single issuer to 25% (other than U.S. Government securities or securities of other regulated investment companies).


           If for any taxable year the Fund fails to qualify as a regulated investment company, all of its taxable income will be subject to federal income taxation at regular corporate rates (with no deduction for distributions to shareholders). In such event, Fund distributions would be taxable to shareholders as dividends to the extent of the Fund's earnings and profits.



           EXCISE TAX DISTRIBUTION. The Fund must also make a "required distribution," consisting of:

          (i) 98% of the Fund's ordinary income earned during the calendar year;


                98% of capital gain net income for the one-year period ending October 31 (or December 31 if an election is made).

           The required distribution also includes 100% of any undistributed amount from prior years. A 4% excise tax will be imposed on the excess, if any, of the Fund's required distribution over the amount distributed within the calendar year. Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

           DIVIDENDS. Dividends from investment company taxable income may be taxed to the shareholders as ordinary income or long-term capital gain:

          (i) ORDINARY INCOME: dividends from net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, whether received in cash or reinvested in additional Shares.

          (ii) LONG-TERM CAPITAL GAIN: property designated dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional Shares (without regard to the length of time Shares of the Fund have been held).


           Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. The alternative minimum tax applicable to corporations may, however, reduce the value of the dividends received deduction. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.


           FOREIGN INVESTMENTS. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.


           If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the electing fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


           The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments, if any, in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

           ORIGINAL ISSUE DISCOUNT. If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

           In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations.

           MARKET DISCOUNT. Unless the Fund elects to include the market discount in income as it accrues (on a constant interest basis), gain recognized on the disposition of, and any partial payment of principal on, a debt security acquired in the secondary market and having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.

           APPRECIATION. At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such Shares and the distributions economically represent a return of a portion of the investment.

           REDEMPTIONS. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less, will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.


           DERIVATIVES.

           Unless certain constructive sale rules (discussed more fully below) apply, the Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully below. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

           The Fund may purchase and sell (write) listed and over-the-counter put and call options on individual debt and equity securities and indices (both narrow- and broad-based), and national securities exchange-trade put and call options on currencies. The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

           In the case of Fund transactions involving certain futures and forward contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256b generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as sixty percent long-term and forty percent short-term capital gain or loss, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e.: treat as sold for fair market value) each such position which it holds at the close of each taxable year.

           Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear.

           The Fund may make one or more of the elections available under the Code, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

           Notwithstanding any of the foregoing, the fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the ninety day period ending with the thirtieth day after the close of the taxable year, if certain conditions are met.


           QUALIFIED PLANS. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

           BACKUP WITHHOLDING. Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income.

           STATE TAX. If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

           The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (U.S. citizens, residents or U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax. Shareholders may also be subject to state, local or foreign tax consequences. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


                              DESCRIPTION OF SHARES

           SERIES OF SHARES. The Board of Trustees may authorize the issuance of an unlimited number of full and fractional Shares of beneficial interest, which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of only one series. However, the Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares (without changing the proportionate beneficial interests in the Trust).

           CLASSES OF SHARES. The Trustees may classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of two classes of Shares of the Fund designated as Investment Shares and Institutional Shares. Each Share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Trust, shareholders of each class of a series are entitled to share pro rata in the net assets allocable to such available for distribution to shareholders. The Trust may create and issue additional classes of shares.

           VOTING OF SHARES. Any matter required by federal or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of the Trust must be approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. A class or series will be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. The selection of independent public accountants, the approval of principal distribution contracts and the election of trustees are exempted.

           ANNUAL SHAREHOLDER MEETINGS. The Trust is not required and does not intend to hold annual meetings of shareholders. If the Trust holds a meeting, each share of the Trust will be entitled, as determined by the Trustees, to either one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees ("dollar based voting"). However, to the extent required by law or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Shareholder meetings may be called by the Trustees, certain officers of the Trust or upon the written request of holders of 10% or more of the Shares entitled to vote at such meetings. Shareholders have the right to vote only on those matters specified in the Declaration of Trust and such other matters as the Trustees may determine or as may be required by law.


           TERMINATION OF TRUST. The Trust's Declaration of Trust dated November 18, 1997 (the "Declaration of Trust") permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.



           MERGER OR CONSOLIDATION. The Declaration of Trust authorizes the Trustees, with shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         AMENDMENT OF TRUST. The Trustees may amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment:


     (i)  that would adversely affect the voting rights of shareholders;
     (ii) that is required by law to be approved by shareholders;
     (iii) that would amend the amendment procedure of the Declaration of Trust; or
     (iv) that the Trustees determine to submit to shareholders.


                        SHAREHOLDER AND TRUSTEE LIABILITY

           LIABILITY AND INDEMNIFICATION OF SHAREHOLDERS. The Trust will indemnify each Shareholder out of Trust property and hold each Shareholder harmless from and against all claims and liabilities, to which a Shareholder may become subject by reason of his being or having been a Shareholder. The Trust will reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. If the Trust consists of more than one Series, recovery of losses and related expenses by Shareholders who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series may not exceed the assets of that Series. The Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any resulting judgment.


            LIABILITY AND INDEMNIFICATION OF TRUSTEES. The Declaration of Trust authorizes the Trust to indemnify each of its Trustees, officers, agents and employees against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee, officer, agent or employee, directly or indirectly, by reason of being or having been a Trustee, officer, agent or employee of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee, officer, agent or employee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, unlawful conduct or reckless disregard of such person's duties.


                        DETERMINATION OF NET ASSET VALUE

           Shares of the Fund are sold on a continuous basis at the net asset value per share next determined upon receipt by the Transfer Agent of an order in proper form. Net asset value per share of each class of shares of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of Shares of that class outstanding. The net asset value is computed once daily, on each day the NYSE is open, as of the close of regular trading on the NYSE.

           Calculation of the Fund's net asset value is governed by certain policies and limitations:

     (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange (or on the primary exchange therefor, if such securities are listed on more than one exchange) or quotation service prior to the time assets are valued. If there were no sales that day and for securities traded on the other over-the-counter markets, the security is valued at the mean between the most recently quoted bid and asked prices;

     (2) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees;

     (3) the value of short-term debt securities which mature at a date less than sixty days subsequent to the valuation date will be determined on an amortized cost basis; and

     (4) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily.

           The Fund does not accept purchase and redemption orders on days the NYSE is closed. The NYSE is currently scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                               INVESTMENT RESULTS

           QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. From time to time, the Fund may cite certain performance rankings in its advertisements or reports to shareholders for the purpose of illustrating or comparing its past performance with that of other mutual funds. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE; or The Frank Russell Indexes ("Russell 1000," "2000," "2500," and "3000,") or the Wilshire Total Market Value Index ("Wilshire 5000"), two recognized unmanaged indexes of broad based common stocks.

           Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc. ,Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

           In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund.

           The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

           In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) the need to evaluate financial assets and obligations to determine how much to invest; (b) the need to analyze the objectives of various investments to determine where to invest; and (c) the need to analyze the time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

           One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

           STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. The Fund's average annual total return quotations for each of its classes are calculated by standard methods prescribed by the SEC. They are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                                 P (1+T) n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof).

           For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

           In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.


           The Fund's total return for the period commencing with operations and ending December 31, 1998 was -30.90% for the Investment Shares and -30.80% for the Institutional Shares. The Fund's total return for the years ended December 31, 2000 and 1999 were 7.73% and 49.49%, respectively, for the Investment Shares and 7.90% and 49.71%, respectively, for the Institutional Shares. Please refer to the section of the Prospectus entitled "Past Performance" for a more detailed description of the Fund's total return for the period commencing with operations and ending December 31, 2000.

                             REGISTRATION STATEMENT

           This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC which covers the Shares offered hereby. The Registration Statement, including exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Statements made within this SAI or the Prospectus with respect to any contract or other document are not necessarily complete. You should refer to the complete copy of such contract or other documents attached as an exhibit to the Trust's Registration Statement.

                                     EXPERTS


           Arthur Andersen LLP, independent public accountants, has audited the Financial Statements attached hereto as of and for the period ending December 31, 2000. The Trust has included such report in reliance on the authority of Arthur Andersen LLP as experts in accounting and auditing.







                                      -23-
Shareholder Letter


Dear Shareholder:
Last year was truly an ALICE IN WONDERLAND adventure. Events that should have materialized didn't, while a number of seemingly impossible situations did. Nonetheless, in the midst of a most confusing environment, and despite some honest-to-goodness miscues on our part, your fund posted a respectable return of 7.73% and 7.90% for Investment Class and Institutional Class, respectively.* Small cap value did well as a category, so we are not crowing about our ability to overachieve, but indeed as the average diversified stock fund lost 1.67% for the year according to preliminary data posted on January 3, 2001 in the WALL STREET JOURNAL, we are very pleased to be in positive territory. Just exactly what was going on and what did we do right (and wrong)? Early into the year, the insanity in chasing technology stocks reached a new level of incomprehensibility, particularly with respect to the so-called "dot-coms" and other internet-related issues. For a time, the supposed NEW INVESTOR laughed off the notion of valuation, harboring a total indifference toward revenues and profitability as factors making for economic success. A business model that made money, who cared! After all, this was the NEW ECONOMy. Things would be different, this time.

Soon however, the piper called as he always does, demanding payment for providing entertainment. The markets reeled, falling significantly through early spring. Soon, however, investors lulled themselves back into a false sense




------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING FEES AND EXPENSES, PLEASE CALL 1-800-472-6114 FOR A PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY. THERE ARE RISKS ASSOCIATED WITH INVESTING IN FUNDS THAT INVEST IN STOCKS OF SMALL COMPANIES. THESE STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN STOCKS OF LARGER COMPANIES. SHARE PRICES AND PERFORMANCE CALCULATIONS ARE BASED UPON INVESTMENT CLASS SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF MUTUAL FUNDS WILL VARY WITH MARKET CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WITHOUT FEE WAIVERS AND EXPENSE REIMBURSEMENTS IN EFFECT FOR THE PERIODS PRESENTED, TOTAL RETURN FOR THE FUND WOULD HAVE BEEN LOWER. THE RUSSELL 2000 INDEX, THE MOST RELEVANT BENCHMARK FOR THE FUND, IS AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE SMALL CAP MARKET. AN INDIVIDUAL CANNOT INVEST IN THE INDEX. DISTRIBUTOR: AMERIMUTUAL FUNDS DISTRIBUTOR, INC.

2

of well being throughout the summer and it then took only a mere whiff of an economic slow-down to send things downward again. The knock-out punch for the general market averages was administered in the fourth quarter as real earnings disappointments began to multiply, and many of the former Internet heroes, most of which had run out of money, literally vanished from the scene. From its peak in April, according to BLOOMBERG data, the technology-laden NASDAQ Composite fell over 50%. Which brings us to the present. At this juncture, it is difficult to determine whether or not the champ can get up and keep fighting. He's shown that he is tough and resilient, but alas, after a long and very successful run, he's simply getting old. In such a topsy-turvy environment, how did undervalued small company stocks perform so well? First, these types of investments have been largely ignored for some time. It has really been a large cap-driven market. Thus, when some of the highly visible names began to falter, some of the money flowing out of those stocks was redirected toward smaller issues. Moreover, as investors were jolted back into reality and began to assess value again, many small caps stood out as being very cheap. Together, these situations produced a fairly sharp run-up in small company stocks as a group. However, we believe that this year will require a refinement in judgment. Rather than simply throwing money at small stocks, investors will have to do their homework to avoid overpaying for companies that can't sustain their fundamentals. This becomes all the more important if the economy falters more than the pundits have predicted. The ICM/Isabelle Small Cap Value Fund benefited from good stock selection and the avoidance of the severely overpriced sectors. Our concern with absolute economic value, we believe, will sustain the portfolio under most market conditions as we BUY THE BUSINESS not the stock. For the past year, the Fund had many true winners including Scios Inc. (+451%); First American Financial Corp. (+164%); WLR Foods (+147%); Brown and Sharpe Manufacturing (+129%); Key Energy Group (+101%), and Stancorp Financial Group (+90%), to name a few.

3

Conversely, some investments did not work as we reached too far, pitting the very real potential for great returns against balance sheets that proved too weak to sustain. The economic value that was so apparent could not be realized. For example, Crown Vantage Corporation, a company that we were very excited about, could not weather the bottom of the paper cycle and filed for bankruptcy. Despite its demonstrated ability to produce $10 per share in operating income at peak, the $500 million of debt Fort James Corporation saddled Crown Vantage with prior to spinning it off in 1996, led to its ultimate undoing. Perhaps even more astonishing was the unfortunate saga of Anacomp, a company that re-emerged from bankruptcy in 1996 and was on track to do $2+ per share in earnings. However, management not only spent the company into near bankruptcy trying to build an internet-based delivery platform for its long-term storage technology, but we believe ignored a purchase offer of over $20 per share.

In hindsight, while we have had great success with companies with characteristics like Crown Vantage and Anacomp, we have learned that these types of investments work well at the beginning of a broad economic upswing when perceptions are still gloomy, but credit is loosening and demand is beginning to build. Obviously, this scenario is different than the landscape we see before us today and we must rely on our experience to aid us in charting the correct course.

Having analyzed the recent past, and mindful of the current uncertainty surrounding the outlook, we go into 2001 with an even greater sense of resolve to continue doing what we've been doing right, while eschewing any bad habits that have plagued us in the past. We feel that we indeed have a good eye for unrecognized economic value, but we will make every effort to supplement that with a viable financial structure. Make no mistake about it: we are always trying to learn from our experience to improve our results for you, the shareholder. Your confidence in the Fund and its management resulted in an asset growth of over $80 million for the year, an increase of approximately 500% from the 1999 year-end level of $17.4 million. We are pleased then to report that at this writing the Fund stands at approximately $116 million in net assets.

4

Our desire was to provide a second year of positive performance with no distributions to the shareholders. The idea was to take any realized losses from our clunkers and apply them to gains that were realized over the year. Unfortunately, we were unable to fully capitalize on such a strategy, resulting in the necessity of declaring a $0.25 distribution to shareholders as of December 14th. Looking ahead, we are confident that the tax situation has been remedied and we are eager to demonstrate that our investment strategy does indeed have the potential to produce an above average tax efficiency as well as superior investment returns.

We look forward to your continuing support.
Warren J. Isabelle, CFA
President and Chairman of the Board
February 2001
-----------
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE PERIOD OF THIS REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS.
* FOR THE PERIOD ENDING DECEMBER 31, 2000, THE FUND'S INVESTMENT CLASS HAD A TOTAL RETURN OF -7.64% FOR THE PREVIOUS THREE MONTHS AND A TOTAL RETURN OF 7.73% FOR THE PREVIOUS TWELVE MONTHS. SINCE INCEPTION ON 3/9/98 THROUGH 12/31/00, THE INVESTMENT CLASS HAD AN ANNUALIZED TOTAL RETURN OF 3.87%. PAST PERFORMANCE IS NO GUARANTEE FOR FUTURE RESULTS. RETURN FIGURES ASSUME REINVESTMENT OF DIVIDENDS, AND REFLECT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS. IF THE REIMBURSEMENTS AND WAIVERS HAD NOT BEEN IN EFFECT, THE RETURNS WOULD HAVE BEEN LOWER. THIS MATERIAL MUST BE ACCOMPANIED OR PRECEDED BY A CURRECT PROSECTUS. IT CONTAINS MORE COMPLETE INFORMATION INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ THE PROSEPECTUS CAREFULLY BEFORE YOU INVEST.

5

ICM/ISABELLE SMALL CAP VALUE FUND
Investment Class
ILLUSTRATION OF $10,000 INVESTMENT


The graph below compares the increase in the value of a $10,000 investment in the ICM/Isabelle Small Cap Value Fund Investment Class with the performance of the Russell 2000 Index. The values and returns for the ICM/Isabelle Small Cap Value Fund and the Russell 2000 Index include reinvested dividends.

                                [GRAPH OMITTED]

                                   $10,000
                                   $15,000
                                   $20,000
                                   $ 5,000
                                   $     0

                         Average Annual Return for the
                             period ending 12/31/00

                    One year . . . . . . . . . . . .  7.73%
                    Inception . . . . . . . . . . . . 3.87%

3/09/98   6/98   3/98   9/98   12/98   3/99   6/99   9/99   12/99

ICM/Isabelle Small Cap Value Fund Investment Class
Russell 2000 Index
*Past Performance is not indicative of future results.


                              $10,725
                              $11,129

                   3/00   6/00    9/00     12/00

6

ICM/ISABELLE SMALL CAP VALUE FUND
Institutional Class
ILLUSTRATION OF $10,000 INVESTMENT

The graph below compares the increase in the value of a $10,000 investment in the ICM/Isabelle Small Cap Value Fund Institutional Class with the performance of the Russell 2000 Index. The values and returns for the ICM/Isabelle Small Cap Value Fund and the Russell 2000 Index include reinvested dividends.


                                [GRAPH OMITTED]


                                   $10,000
                                   $15,000
                                   $20,000
                                   $ 5,000
                                   $     0

                         Average Annual Return for the
                             period ending 12/31/00

                    One year . . . . . . . . . . . . 7.90%
                    Inception . . . . . . . . . . . .4.12%

3/29/98   6/98   3/98   9/98  12/98   3/99   6/99   9/99   12/99

ICM/Isabelle Small Cap Value Fund Institutional Class
Russell 2000 Index
*Past Performance is not indicative of future results.

                              $10,377
                              $11,179

               3/00    6/00    9/00    12/00



7

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                                                          MARKET
                                                                           VALUE
SHARES                                                                  (NOTE 1)
-----                                                                     ------
COMMON STOCKS - 90.33%
BASIC MATERIALS - 16.29%
   212,654      AK Steel Holding Corp.                                $1,860,722
   159,500      Castle (A.M.) & Co.                                    1,595,000
   369,700      Commonwealth Industries, Inc.                          1,663,650
   378,800      Crompton Corp.                                         3,977,400
   756,800      Graphic Packaging International Corp.*                   851,400
   213,000      Material Sciences Corp.*                               1,637,437
   449,100      PolyOne Corp.                                          2,638,462
   228,700      Wausau-Mosinee Paper Corp.                             2,315,587
                                                                      ----------
                                                                      16,539,658
                                                                      ----------

CAPITAL GOODS - 21.85%
   718,300      Brown & Sharpe Manufacturing Co.*+                     3,501,712
   554,900      DT Industries, Inc.*+                                  1,976,831
    95,200      ESCO Electronics Corp.                                 1,969,450
   205,100      JLG Industries, Inc.                                   2,179,187
    22,600      NACCO Industries, Inc.                                   987,338
    94,900      RTI International Metals, Inc.*                        1,358,256
   132,300      Sames Corp.                                            1,438,763
   173,950      Sypris Solutions, Inc.*                                1,195,906
   231,300      TransPro, Inc.                                           592,706
   119,500      Woodhead Industries, Inc.                              2,345,187
   151,300      York International Corp.                               4,643,019
                                                                      ----------
                                                                      22,188,355
                                                                      ----------

CONSUMER CYCLICALS - 6.41%
    11,200      Cross (A.T.) Co.*                                         49,700
   213,800      InterTAN, Inc.*                                        2,485,425
   157,600      McNaughton Apparel Group, Inc.                         1,674,500
    89,000      Russell Corp.                                          1,373,938
   224,771      Wickes Inc.                                              927,180
                                                                      ----------
                                                                       6,510,743
                                                                      ----------

The accompanying notes are an integral part of the financial statements.





8

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 - CONTINUED
                                                                          MARKET
                                                                           VALUE
SHARES                                                                  (NOTE 1)
-----                                                                     ------
CONSUMER STAPLES - 5.12%
    41,700       4Kids Entertainment, Inc.*                           $  372,694
   233,300       Homeland Holding Corp.*                                 116,650
   121,200       Michael Foods, Inc.                                   3,651,150
     2,000       Oneida Ltd.                                              37,125
    28,400       Tupperware Corp.                                        580,425
   164,300       WorldPages.com, Inc.*                                   441,556
                                                                      ----------
                                                                       5,199,600
                                                                      ----------
ENERGY - 2.16%
   201,700       Bellwether Exploration Co.*                           1,714,450
    36,300       McMoRan Exploration Co.*                                480,975
                                                                      ----------
                                                                       2,195,425
                                                                      ----------
FINANCIAL SERVICES - 8.12%
   235,200       Ceres Group, Inc.                                     1,411,200
     4,300       The First American Financial Corp.                      141,363
   124,400       Presidential Life Corp.                               1,858,225
    71,600       StanCorp Financial Group, Inc.                        3,418,900
   472,500       Transmedia Network Inc.                               1,417,500
                                                                      ----------
                                                                       8,247,188
                                                                      ----------
HEALTH CARE - 10.42%
    79,100       America Service Group Inc.*                           2,056,600
   293,900       ARIAD Pharmaceuticals, Inc.*                          1,396,025
    13,500       BioCryst Pharmaceuticals, Inc.*                          89,438
    88,300       EPIX Medical, Inc.*                                     739,513
   273,000       Scios Inc.*                                           6,296,063
                                                                      ----------
                                                                      10,577,639
                                                                      ----------
OTHER - 0.58%
   294,600       Westaff, Inc.*                                          589,200
                                                                      ----------

The accompanying notes are an integral part of the financial statements.




9

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 - CONTINUED
                                                                          MARKET
SHARES/                                                                    VALUE
PAR VALUE                                                               (NOTE 1)
---------                                                                 ------
TECHNOLOGY - 15.95%
    120,000   DuraSwitch Industries*                                 $ 1,312,500
    546,300   eBT International, Inc.*                                 1,126,744
    278,600   Elite Information Group Inc.                             1,253,700
     87,800   Herley Industries, Inc.*                                 1,459,675
    162,100   Intergraph Corp.*                                          972,600
    229,400   Magna Tek, Inc.*                                         2,982,200
    149,200   Pioneer-Standard Eectronics, Inc.                        1,641,200
     65,100   Progress Software Corp.*                                   939,881
    281,100   Signal Technology Corp.*                                 2,811,000
     70,600   Varian Semiconductor Equipment Associates, Inc.*         1,676,750
     14,643   VerticalBuyer Inc.*                                         20,266
                                                                     -----------
                                                                      16,196,516
                                                                     -----------
TRANSPORTATION - 3.43%
    570,800   Consolidated Freightways Corp.*                          2,390,225
     72,700   Wisconsin Central Transport*                             1,095,044
                                                                     -----------
                                                                       3,485,269
                                                                     -----------

SHORT TERM INVESTMENTS - 7.46%
  7,000,000   Fifth Third Bank Repurchase Agreement,
              5.75%, due 1/2/2001,
              collateralized by $7,140,350
              Federal National Mortgage Bank,
              7%, due 3/1/2016                                         7,000,000
    581,521   Fifth Third Prime Money Market Fund                        581,521
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS (COST $7,581,521)                         7,581,521
                                                                     -----------

The accompanying notes are an integral part of the financial statements.





10

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 - CONTINUED
                                                                        MARKET
                                                                         VALUE
                                                                       (NOTE 1)

TOTAL INVESTMENTS (COST $98,856,514)** - 97.79%                       99,311,114
CASH AND OTHER ASSETS NET OF LIABILITIES - 2.21%                       2,240,331
                                                                    ------------
NET ASSETS - 100.00%                                                $101,551,445

                                                                    ------------
----------
+  Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
*  Non-income producing security.
** Cost for federal income tax purposes is $99,279,991
and net unrealized appreciation consists of:
Gross unrealized appreciation . . . . . . . . . . . . . . . .      $ 16,320,082
Gross unrealized depreciation . . . . . . . . . . . . . . . .       (16,288,959)
                                                                   ------------
Net unrealized appreciation . . . . . . . . . . . . . . . . .          $ 31,123
                                                                   ------------

The accompanying notes are an integral part of the financial statements.


11

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


ASSETS:
Investments in securities at market value
(identified cost $98,856,514) (Note 1)                            $  99,311,114
Cash                                                                     54,614
Receivable for securities sold                                        3,538,482
Receivable for fund shares sold                                       1,445,959
Interest and dividends receivable                                        25,056
Deferred organization costs (Note 1)                                     26,334
Prepaid expenses and other assets                                           249
                                                                  -------------
TOTAL ASSETS                                                        104,401,808
                                                                  -------------

LIABILITIES:
Payable for securities purchased                                      1,387,690
Payable for fund shares redeemed                                      1,242,170
Payable to advisor (Note 3)                                              83,736
Payable for trustees' fees (Note 3)                                      10,667
Accrued expenses                                                        126,100
                                                                  -------------
TOTAL LIABILITIES                                                     2,850,363
                                                                  -------------

NET ASSETS                                                        $ 101,551,445
                                                                  -------------

INVESTMENT CLASS SHARES (NOTE 1):
Net assets (Unlimited shares of $0.001 par beneficial
interest authorized; 6,932,930 shares outstanding)                $  75,326,828
                                                                  -------------
Net asset value, offering and redemption price
per Investment Class Share                                        $       10.87
                                                                  -------------

INSTITUTIONAL CLASS SHARES (NOTE 1):
Net assets (Unlimited shares of $0.001 par beneficial
interest authorized; 2,400,603 shares outstanding)                $  26,224,617
                                                                  -------------
Net asset value, offering and redemption price
per Institutional Class Share                                     $       10.92
                                                                  -------------

NET ASSETS CONSIST OF:
Paid-in capital                                                     102,830,329
Accumulated net realized loss on investments                         (1,733,484)
Net unrealized appreciation on investments                              454,600
                                                                  -------------

NET ASSETS                                                        $ 101,551,445
                                                                  -------------


The accompanying notes are an integral part of the financial statements.





12

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
                                                                FOR THE YEAR
                                                                     ENDED
                                                              DECEMBER 31, 2000
INVESTMENT INCOME:
Dividends                                                           $   720,548
Interest                                                                345,177
                                                                    -----------
TOTAL INCOME                                                          1,065,725
                                                                    -----------

EXPENSES:
Investment advisory fees (Note 3)                                       766,034
Distribution fees - Investment Class (Note 4)                           151,299
Administration fees                                                      89,205
Registration fees                                                        73,809
Professional fees                                                        69,740
Transfer agent fees                                                      49,666
Accounting fees                                                          42,852
Printing expenses                                                        34,028
Custodian fees (Note 3)                                                  26,483
Trustees' fees                                                           12,600
Amortization of organization costs (Note 1)                              12,082
Insurance expense                                                         2,465
Miscellaneous fees                                                       28,354
                                                                    -----------
TOTAL EXPENSES                                                        1,358,617
Less fees paid indirectly (Note 3)                                       (6,943)
                                                                    -----------
NET EXPENSES                                                          1,351,674
                                                                    -----------

NET INVESTMENT LOSS                                                    (285,949)
                                                                    -----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments                                       (754,160)
Net change in unrealized appreciation of investments                   (234,060)
                                                                    -----------
Net realized and unrealized loss on investments                        (988,220)
                                                                    -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(1,274,169)
                                                                    -----------


The accompanying notes are an integral part of the financial statements.



13

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                FOR THE YEAR      FOR THE YEAR
                                                  ENDED              ENDED
                                                DECEMBER 31,       DECEMBER 31,
                                                    2000              1999
OPERATIONS:
Net investment loss                              $    (285,949)   $    (105,009)
Net realized gain (loss) on investments               (754,160)       2,226,890
Net change in unrealized appreciation
of investments                                        (234,060)       1,687,839
                                                 -------------    -------------
Net increase (decrease) in net
assets resulting from operations                    (1,274,169)       3,809,720
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Investment Class                                    (1,732,961)            --
Institutional Class                                   (555,671)            --
                                                 -------------    -------------
Total distributions to shareholders                 (2,288,632)            --
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed:
Investment Class                                    83,681,955        6,998,269
Institutional Class                                 20,238,192        1,782,304
Proceeds from shares issued in payment
of capital gains:
Investment Class                                     1,705,345             --
Institutional Class                                    555,241             --
Cost of shares redeemed:
Investment Class                                   (16,906,571)        (544,317)
Institutional Class                                 (1,600,852)            --
                                                 -------------    -------------
Increase in net assets derived
from capital share transactions (a)                 87,673,310        8,236,256
                                                 -------------    -------------
TOTAL INCREASE IN
NET ASSETS                                          84,110,509       12,045,976
                                                 -------------    -------------

NET ASSETS:
Beginning of year                                   17,440,936        5,394,960
                                                 -------------    -------------
End of year                                      $ 101,551,445    $  17,440,936
                                                 -------------    -------------
(a) Transactions in Capital Stock were:
Investment Class
Shares sold                                          7,305,075          796,386
Shares issued in payment of capital gains              162,414             --
Shares redeemed                                     (1,501,576)         (69,667)
                                                 -------------    -------------
Net increase in shares outstanding                   5,965,913          726,719
                                                 -------------    -------------

Institutional Class
Shares sold                                          1,774,361          179,609
Shares issued in payment of capital gains               52,580             --
Shares redeemed                                       (145,321)            --
                                                 -------------    -------------
Net increase in shares outstanding                   1,681,620          179,609
                                                 -------------    -------------

The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS


The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.


                                                    INVESTMENT CLASS   INVESTMENT CLASS   INVESTMENT CLASS
                                                    FOR THE YEAR       FOR THE YEAR       FOR THE PERIOD
                                                    DECEMBER 31,       ENDED DECEMBER 31, MARCH 9, 1998
                                                    2000               1999*               THROUGH
                                                                                          DEC. 31, 1998**
                                                   -------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $       10.33     $       6.91  $      10.00

Increase (decrease) from investment operations:
Net investment loss                                        (0.05)           (0.12)        (0.04)
Net gains (losses) on investments
     (both realized and unrealized)                         0.84             3.54         (3.05)
NET INCREASE (DECREASE)                                     0.79             3.42         (3.09)
     FROM INVESTMENT OPERATIONS
Less distributions from net realized gains                 (0.25)
NET ASSET VALUE, end of period                     $       10.87     $      10.33  $       6.91
TOTAL RETURN ***                                            7.73%           49.49%       (30.90)%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000s)                $      75,327     $      9,993  $      1,660
Ratio of expenses to average net assets:
Before fees paid indirectly, waiver and
reimbursement by Advisor                                    1.82%            4.79%         8.81%(1)

After reduction for fees paid indirectly, waiver
and reimbursement by Advisor                                1.81%            1.95%         1.95%(1)

Ratio of net investment income (loss)
to average net assets:
Before fees paid directly, waiver and
     reimbursement by Advisor                              (0.44%)(2)       (4.24%)       (7.99%)(1)
After reduction for fees paid indirectly,
     Waiver and reimbursement by Advisor                   (0.43%)(2)       (1.39%)       (1.13%)(1)
Portfolio turnover rate                                    53.91%           84.30%        21.43%





*    Based on average shares outstanding
**   Commencement of investment operations was March 9, 1998.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
(1)  Annualized.
(2) For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.





                                                               INSTITUTIONAL        INSTITUTIONAL       INSTITUTIONAL
                                                               CLASS                CLASS               CLASS
                                                               FOR THE YEAR ENDED   FOR THE YEAR ENDED  FOR THE PERIOD
                                                               DECEMBER 31, 2000    DECEMBER 31, 1999*  MARCH 29, 1998
                                                                                                        THROUGH
                                                                                                        DECEMBER 31, 1998**
                                                               ----------------------------------------------------------




NET ASSET VALUE, BEGINNING OF PERIOD                             $       10.36     $       6.92     $    10.00
   Increase (decrease) from investment operations:
  Net investment loss                                                    (0.02)           (0.10)         (0.04)
  Net gains (losses) on investments
    (both realized and unrealized)                                        0.83             3.54          (3.04)
  NET INCREASE (DECREASE)
    FROM INVESTMENT OPERATIONS                                            0.81             3.44          (3.08)
  Less distributions from net realized gains                             (0.25)         --             --
NET ASSET VALUE, end of period                                   $       10.92     $      10.36     $     6.92
TOTAL RETURN ***                                                          7.90%           49.71%        (30.80%)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                            $      26,225     $      7,448     $    3.734
  Ratio of expenses to average net assets:
    Before fees paid indirectly, waiver and
      reimbursement by Advisor                                            1.57%(2)         4.54%          8.56%(1)
    After reduction for fees paid indirectly, waiver
      and reimbursement by Advisor                                        1.56%(2)         1.70%          1.70%(1)
  Ratio of net investment income (loss) to average net assets:
  Before fees paid directly, waiver and
    reimbursement by Advisor                                             (0.18%)(2)       (4.14%)       (7.74%)(1)
  After reduction for fees paid indirectly,
    Waiver and reimbursement by Advisor                                  (0.17%)(2)       (1.30%)        (0.88%)(1)
Portfolio turnover rate                                                  53.91%           84.30%         21.43%

*    Based on average shares outstanding
**   Commencement of investment operations was March 9, 1998.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
(1)  Annualized.
(2) For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.


16

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

NOTE 1- SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund"), a series of ICM Series Trust (the "Trust") was organized as a Massachusetts business trust pursuant to a trust agreement dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares (Investment Class shares and Institutional Class shares), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 29, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded, on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the exdividend date. Interest income and expenses are accrued daily.

17

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - CONTINUED

C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

D. ORGANIZATION COSTS. Organization costs are amortized on a straight line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist. At December 31, 2000, the Fund reclassified $285,949 from paid-in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

18

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - CONTINUED

F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

G. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the exdividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. H. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $114,693,884 and $37,861,430 respectively, for the year ended December 31, 2000.

NOTE 3 - INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

19

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - CONTINUED

Pursuant of the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the year ended December 31, 2000, no advisory fees were waived or other expenses reimbursed by ICM. American Data Services, Inc. ("ADS") serves as the administrator, fund accounting agent and transfer agent to the Fund, and AmeriMutual Fund Distributors, Inc., an affiliate of ADS, serves as the Fund's distributor. Fifth Third Bank, as the Fund's custodian, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the year ended December 31, 2000, the Fund's custodian expenses were reduced by $6,943 which are disclosed as fees paid indirectly on the accompanying statement of operations. No officer, trustee or employee of ICM, or ADS, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, plus $500 for their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the

20

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 - CONTINUED

Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by the Distributor. For the year end December 31,200, the fund incurrered $151,299 in distribution costs for Investment Class shares.

NOTE 5 - AFFILIATED COMPANIES
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2000:
                                                      DIVIDEND          MARKET
  AFFILIATES            PURCHASES      SALES           INCOME           VALUE

Brown & Sharpe
   Manufacturing Co.   $  601,200      $25,200          --           $3,501,712
DT Industries, Inc.       510,400        --             --           $1,976,831
                       ----------      -------      --------         ----------
                       $1,111,600      $25,200         $--           $5,478,543
                       ==========      =======      ========         ==========

21

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of
Trustees of the ICM/Isabelle Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the ICM/ Isabelle Small Cap Value Fund, including the portfolio of investments, as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ICM/ Isabelle Small Cap Value Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.



Arthur Andersen LLP
Boston, Massachusetts
February 19, 2001

                         IRONWOOD CAPTAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                               The Ironwood Tree
 is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall.
             Once given the opportunity, the Ironwood grows quickly
      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                       Ironwood Capital Management, LLC,
        the investment manager of the ICM/Isabelle Small Cap Value Fund, is an independent investment management firm specializing
                     in investing in small company stocks.

                                   ICM Funds
                        C/O American Data Services, Inc.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 1-800-472-6114

--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: AmeriMutual Fund Distributors, Inc.

For account information and prices, call 1-800-472-6114 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), Monday through Friday.


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PART C.    OTHER INFORMATION

ITEM 23.   EXHIBITS.

a.         Articles of Incorporation:

     (1) Declaration of Trust of the Registrant dated November 18, 1997, filed with Registrant's initial Registration Statement on Form N-1A and incorporated by reference herein.

     (2) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, $0.001 Par Value Per Share, filed with this Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A.

b.         By-Laws

     (1) By-Laws of the Registrant, filed with Registrant's initial Registration Statement on Form N-1A and incorporated by reference herein.

c.         Not applicable

d.         Investment Advisory Contracts

     (1) Investment Advisory Agreement between the Registrant and Ironwood Capital Management, LLC, filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

e.         Underwriting Contracts

     (1) Distribution Agreement between the Registrant and First Data Distributors, Inc., filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (2) Underwriting Agreement with ADS Distributors, Inc. dated as of August 10, 1999 filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (3) Distribution Agreement between the Registrant and AmeriMutual Funds Distributor, Inc. dated as of May 3, 2000 filed with this Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A.




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f.         Not applicable

g.         Custodian Agreements

     (1) Custody Agreement between the Registrant and The Fifth Third Bank filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

h.         Other Material Contracts

     (1) Transfer Agency and Service Agreement between the Registrant and First Data Investor Services Group, Inc. filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (2) Transfer Agency and Service Agreement between the Registrant and American Data Services, Inc. dated as of August 10, 1999 filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (3) Administration Agreement between the Registrant and First Data Investor Services Group, Inc. filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (4) Administrative Services Agreement between the Registrant and American Data Services, Inc. dated as of August 10, 1999 filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (5) Fund Accounting Service Agreement between the Registrant and American Data Services, Inc. dated as of August 10, 1999 filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

i.         Legal Opinions

     (1) Opinion and Consent of Counsel filed with this Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A.

j.         Other Opinions

     (1) Consent of Independent Public Accountants, filed with this Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A.


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k.         Not applicable

l.         Initial Capital Agreements

     (1) Form of Initial Capital Purchase Agreement filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

m.         Rule 12b-1 Plan

     (1) Distribution Plan for Investment Class Shares filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

n.         Rule 18f-3 Plan

     (1) Multi-Class Plan filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

p.         Code of Ethics

     (2) Code of Ethics, adopted February 10, 1998 by the Fund, and Ironwood Capital Management, LLC filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

     (3) Code of Ethics, adopted as of May 1, 1998 by American Data Services, Inc. filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           None.

ITEM 25.   INDEMNIFICATION.

           Reference is made to Article V of Registrant's Declaration of Trust filed as an exhibit to this Registration Statement.

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          Insofar as indemnification for liabilities arising under the
Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.

          In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by Trustees, officers of controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                        IRONWOOD CAPITAL MANAGEMENT, LLC

NAME                                POSITION WITH ADVISER

Warren J. Isabelle, CFA             President and Chief Executive Officer

Richard L. Droster                  Executive Vice President

Donald Collins                      Senior Portfolio Manager

Gary S. Saks                        Vice President of Compliance

Shantelle J. Reidy                  Senior Financial and Operations Analyst

           For more information relating to the Investment Adviser's personnel, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Ironwood Capital Management, LLC, SEC File No. 801-55081.

ITEM 27.   PRINCIPAL UNDERWRITERS.

           (a) The principal underwriter of the Company's shares, AmeriMutual Funds Distributor, Inc. ("AFDI"), currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

                     The Canandaigua Funds
                     iMillennium Capital Trust
                     MP 63 Fund
                     Alpha Funds
                     DCM Series Trust
                     Questar Funds, Inc.
                     The North Country Funds

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           AFDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. AFDI is an indirect wholly-owned subsidiary of Orbitex Financial Services Group, Inc.

           (b) The following table contains information with respect to each director, officer or partner AFDI:

--------------------------------------- -------------------------------------- ---------
 NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH             POSITIONS AND OFFICES
 BUSINESS ADDRESS*         UNDERWRITER                            WITH REGISTRANT
-------------------------- -------------------------------------- ----------------------
-------------------------- -------------------------------------- ----------------------
Christopher Klutch         Director, President, CEO                      None

-------------------------- -------------------------------------- ----------------------
-------------------------- -------------------------------------- ----------------------
Vali Nasr                  General Principal, Financial and              None
                           Operations Principal
-------------------------- -------------------------------------- ----------------------
-------------------------- -------------------------------------- ----------------------

Nathan O'Steen             Vice President, General Principal,            None
                           Chief Compliance Officer

-------------------------- -------------------------------------- ----------------------
-------------------------- -------------------------------------- ----------------------
Richard E. Stierwalt       Director, Chief Operations Officer            None
-------------------------- -------------------------------------- ----------------------

* Unless otherwise indicated, all addresses are: c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788

(c)        Not Applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

           The Account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

     (1) Ironwood Capital Management, LLC, 21 Custom House Street, #240, Boston, Massachusetts 02110 (records relating to its function as investment adviser).

     (2) AmeriMutual Funds Distributors, Inc., 14747 California Street, Omaha, Nebraska 68154 (records relating to its function as distributor).

     (3) Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45262 (records relating to its function as custodian).

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                                  EXHIBIT INDEX


           (a)(2)    Establishment and Designation of Series

           (e)(3) Distribution Agreement between the Registrant and AmeriMutual Funds Distributor, Inc.

           (i)(1)    Opinion and Consent of Dechert.

           (j)(1)    Consent of Authur Andersen, LLP.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 30th day of April, 2001.

                                            ICM SERIES TRUST

                                            By: /S/ WARREN J. ISABELLE
                                                -----------------------------
                                                Warren J. Isabelle, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES                   TITLE                                DATE
----------                   -----                                ----

/S/ WARREN J. ISABELLE       President, Trustee               April 30, 2001
----------------------       and Chairman of the Board
Warren J. Isabelle

/S/ RICHARD L. DROSTER       Vice President and Trustee       April 30, 2001
----------------------
Richard L. Droster

/S/ GARY S. SAKS             Vice President,                  April 30, 2001
----------------             Principal Financial Officer
Gary S. Saks

/S/ JOHN A. FIFFY*           Trustee                          April 30, 2001
------------------
John A. Fiffy

/S/ N. STEPHEN OBER*         Trustee                          April 30, 2001
--------------------
N. Stephen Ober

/S/ DONALD NELSON*           Trustee                          April 30, 2001
------------------
Donald Nelson

*By: /S/ WARREN J. ISABELLE
   Warren J. Isabelle
   Attorney-in-Fact


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                                POWER OF ATTORNEY


           KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Warren J. Isabelle and Gary S. Saks his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to ICM Series Trust and any notices, amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned have subscribed to these presents this 23 day of April, 2001.



BY:                                  TITLE:
--                                   -----


/S/ JOHN A. FIFFY                   Trustee
-----------------
John A. Fiffy

/S/ DONALD NELSON                   Trustee
-----------------
Donald Nelson

/S/ STEPHEN OBER                    Trustee
----------------
Stephen Ober